H Y P E R I O N

                            2002

                         TERM TRUST



                        Annual Report

                        May 31, 1999



________________________________________________________________________________
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________



                                                                   July 20, 1999
Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the "Trust") for its fiscal year ended May 31, 1999, and to share our outlook for the Trust's coming fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Market Environment

Fueled by the continued strength of the domestic economy, a slowly recovering global economy, and an alarmingly high consumer price index ("CPI") report in April, fixed income markets were very volatile during the last 12 months. For example, interest rates, driven down over 1.0% by global economic problems in 1998, increased by over 1.5% thus far in 1999. Over the last six months, the yield on the 2-year U.S. Treasury Note increased from 4.53% to 5.40%, while the yield on the 10-year U.S. Treasury Note increased from 4.64% to 5.62%. All of this foretells the tightening in monetary policy by the Federal Reserve this summer. The Federal Reserve's decision to raise interest rates marks the first increase since February 1997. We believe increases will be limited to 50 basis points this year, however, with uncertainties surrounding the Year 2000 preventing any further move.

The next twelve months should be as volatile as the last year. Problems associated with Year 2000 issues-whether real or perceived-could set off a chain reaction of events affecting the markets. Given these uncertainties, we expect certain sectors of the market to underperform in the Third and Fourth Quarters of 1999. Therefore, until a clear trend emerges, our strategy will be to maintain a conservative positioning of the Trust with respect to duration, maturity, and liquidity.

Portfolio Strategy and Performance

Over the last year, the investment strategy has been twofold: to reduce the duration of the portfolio while at the same time reducing prepayment risk. To accomplish this, we opportunistically sold securities with durations (duration measures a bond portfolio's price sensitivity to interest rate changes) and projected cashflows beyond the maturity date of the Trust and reinvested the proceeds into securities with maturities more consistent with the Trust's November 2002 maturity. We also have attempted to reduce prepayment risk by reinvesting into MBS with lower coupon collateral or that have structural features that reduce prepayment risk. This strategy has reduced the portfolio's duration from 5.2 years in July of 1998 to its current level of 3.5 years. In addition, this strategy has allowed the portfolio to take advantage of the rally in the bond market over the last few years, while protecting it from the dramatic rise in interest rates in 1999. In the period starting June 7, 1996, through May 31, 1999, the Net Asset Value ("NAV") of the Trust has risen by $0.95 ($8.07 versus $9.02, respectively).

The Trust's holdings are currently concentrated in AAA rated asset-backed securities ("ABS") and well-structured, planned amortization class ("PAC")
agency Collateralized Mortgage Obligations ("CMOs"). These asset classes enjoy excellent liquidity and offer strong protection against prepayment risk.

During the next six months, we expect investment opportunities in asset classes such as residential MBS, ABS, and commercial MBS to become more attractive. Accordingly, we plan to modestly increase the portfolio's allocation to these types of securities in the coming months.


________________________________________________________________________________
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________


The Trust's total return based on NAV for the six and twelve month periods ending May 31, 1999, were 0.88% and 4.92%, respectively. Total return is based upon the change in NAV of the Trust's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.375 on May 31, 1999, the Trust was yielding 5.67%.

On July 9, 1999, the Board of Directors of the Trust declared a new monthly dividend of $0.03542 per share. This dividend represents an annualized rate of 4.25% based on the Trust's initial offering price of $10.00 per share.

During the past twelve months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions have been made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the shares at a discount to the NAV and retiring them, the spread (between share purchase price and the NAV) is captured by the Trust and benefits all of the Trust's remaining shareholders. During the fiscal year ended May 31, 1999, the Trust has repurchased and retired 441,600 shares, capturing $0.0135 in additional NAV per share, for a total of $409,730 for all shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1999.

                         HYPERION 2002 TERM TRUST, INC.
                 Portfolio of Investments As Of MAY 31, 1999 *

 U.S. Government Agency Collateralized Mortgage Obligations                48.8%
 Asset-Backed Securities                                                   24.8%
 Collateralized Mortgage Obligations                                       16.6%
 Municipal Zero Coupon Securities                                           8.9%
 Repurchase Agreements                                                      0.9%

*As a percentage of total investments.

Conclusion

We appreciate the  opportunity to serve your  investment  needs.  As always,  we
welcome  your  questions  and  comments,   and  encourage  you  to  contact  our
Shareholder Services Representatives at 1-800-HYPERION.


Sincerely,




ANDREW M. CARTER                         CLIFFORD E. LAI
Director and Chairman of the Board,      President,
Hyperion 2002 Term Trust, Inc.           Hyperion 2002Term Trust, Inc.
Chairman and Chief Executive Officer,    President and Chief Investment Officer,
Hyperion Capital Management, Inc.        Hyperion Capital Management, Inc.


--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
May 31, 1999


                                                                                          Principal
                                                        Interest                           Amount                    Value
                                                         Rate            Maturity          (000s)                  (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 72.6%
Federal Home Loan Mortgage Corporation
    Series 2112, Class PB                                 5.50 %         11/15/16              $ 12,000 @            $ 11,631,720
    Series 1628, Class G                                  5.85           08/15/19                14,000                13,873,720
    Series 2021, Class PN                                 6.00           08/15/17                30,125 @              29,966,543
    Series 2085, Class PA                                 6.00           07/15/17                30,000                29,760,900
                                                                                                              -------------------
                                                                                                                       85,232,883
                                                                                                              -------------------

Federal National Mortgage Association
    Series 1998-4, Class PA                               6.00           02/18/16                32,199                32,192,403
    Series 1998-45, Class PC                              6.00           11/18/15                21,510 @              21,346,739
    Series 1998-45, Class PD                              6.00           04/18/18                28,717 @              28,305,485
    Series 1998-36, Class PA                              6.25           07/18/13                28,376 @              28,462,150
    Series 1998-6, Class S                               10.85           02/18/28                 3,883                 3,776,102
                                                                                                              -------------------
                                                                                                                      114,082,879
                                                                                                              -------------------

Total U.S. Government & Agency Obligations
                (Cost - $201,732,573)                                                                                 199,315,762
                                                                                                              -------------------

---------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 36.8%
American Express Credit Account Master Trust
    Series 1999-2, Class A                                5.95           12/15/06                30,000                29,629,680
                                                                                                              -------------------

Chase Credit Card Master Trust
    Series 1997-5, Class A                                6.19           08/15/05                20,000                20,031,800
                                                                                                              -------------------

Chemical Master Credit Card Trust I
    Series 1995-3, Class A                                6.23           04/15/05                19,813                19,873,826
                                                                                                              -------------------

Residential Funding Mortgage Securities II, Inc.
    Series 1999-HI1, Class A3                             6.31           09/25/29                10,000                 9,971,900
    Series 1999-HS2, Class AI3                            6.03           07/25/29                12,000                11,795,628
                                                                                                              -------------------
                                                                                                                       21,767,528
                                                                                                              -------------------

Salomon Brothers Mortgage Securities VII
    Series 1998-NC3, Class A3                             6.46           08/25/28                10,000                 9,859,100
                                                                                                              -------------------

Total Asset-Backed Securities
                (Cost - $101,988,141)                                                                                 101,161,934
                                                                                                              -------------------

---------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs) - 24.8%
Chase Mortgage Finance Corp.
    Series 1999-S8, Class A1                              6.35           06/25/29                20,000                20,012,500
                                                                                                              -------------------

Countrywide Funding Corp.
    Series 1994-5, Class A3A                              6.50           03/25/09                14,143                13,996,196
                                                                                                              -------------------

FFCA Secured Lending Corp. Securities
    Series 1998-1, Class A1A*                             6.29           07/18/03                 1,625                 1,623,282
                                                                                                              -------------------

Norwest Asset Securities Corp.
    Series 1999-16, Class A11                             6.00           06/25/29                12,828                12,671,665
                                                                                                              -------------------



COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs) (continued)
Residential Funding Mortgage Securities I, Inc.
    Series 1999-S13, Class A2                             6.00 %         05/25/29              $ 19,928              $ 19,660,227
                                                                                                              --------------------

Total Collateralized Mortgage Obligations (REMICs)
                (Cost - $68,726,633)                                                                                   67,963,870
                                                                                                              --------------------

----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 13.2%
Massachusetts - 4.4%
Massachusetts State
    Series B, AMBAC                                       4.23  (a)      08/1/02                  8,830                 7,786,630
    Series B, FGIC                                        4.22  (a)      06/1/02                  5,000                 4,438,390
                                                                                                              --------------------
                                                                                                                       12,225,020
                                                                                                              --------------------

Pennsylvania - 3.7%
Pittsburgh Pennsylvania, Water & Sewer Authority
      Series A, Revenue Bonds, FGIC                       4.56  (a)      09/01/03                12,000                10,053,372
                                                                                                              --------------------

Texas - 2.4%
San Antonio Texas, Electric & Gas
       Revenue Bonds, AMBAC                               4.30  (a)      02/01/03                 7,500                 6,479,437
                                                                                                              --------------------

Utah - 2.7%
Intermountain Power Agency Utah, Power Supply
    Series B, Revenue Bonds, AMBAC                        4.36  (a)      07/01/02                 8,490                 7,484,292
                                                                                                              --------------------

Total Municipal Zero Coupon Securities
                (Cost - $33,653,814)                                                                                   36,242,121
                                                                                                              --------------------

----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.4%
Dated 5/28/99, with Morgan Stanley Dean Witter;
    proceeds: $3,501,847; collateralized by $3,450,000
    Federal National Mortgage Association, 8.45%,
    due 07/12/99, value: $3,574,061
                (Cost - $3,500,000)                       4.75           06/01/99                 3,500                 3,500,000
                                                                                                              --------------------

Dated 5/28/99, with State Street Bank and Trust Company;
    proceeds: $310,148; collateralized by $315,000
    Federal Home Loan Bank, 5.56%,
    due 08/24/00, value: $315,195
                (Cost - $310,000)                         4.30           06/01/99                   310                   310,000
                                                                                                              --------------------

Total Repurchase Agreements
                (Cost - $3,810,000)                                                                                     3,810,000
                                                                                                              --------------------

----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 148.8%
                (Cost - $409,911,161)                                                                                 408,493,687

Liabilities in Excess of Other Assets - (48.8%)                                                                      (133,915,551)
                                                                                                              --------------------

NET ASSETS - 100.0%                                                                                                 $ 274,578,136
                                                                                                              ====================



                 *  - Security exempt from registration under Rule 144A of the
                      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                 @  - Portion of or entire principal amount delivered to
                      counterparty as collateral for reverse repurchase agreements (Note 5).
                (a) - Zero Coupon Bonds. Interest rate represents yield to maturity.
             AMBAC  - Insured by American Municipal Bond Assurance Corporation.
              FGIC  - Insured by Financial Guaranty Insurance Company.
             REMIC  - Real Estate Mortgage Investment Conduit.


-------------------
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
May 31, 1999

--------------------------------------------------------------------------------

Assets:
Investments, at value (cost $409,911,161) (Note 2)                        $      408,493,687
Cash                                                                                     429
Interest receivable                                                                1,603,684
Prepaid expenses and other assets                                                    223,710
                                                                          ------------------
          Total assets                                                           410,321,510
                                                                          ------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                           115,250,000
Payable for investments purchased                                                 20,117,639
Interest payable for reverse repurchase agreements (Note 5)                          158,557
Accrued expenses and other liabilities                                               217,178
                                                                          ------------------
          Total liabilities                                                      135,743,374
                                                                          ------------------

Net Assets (equivalent to $9.02 per share based on 30,446,839
shares issued and outstanding)                                            $      274,578,136
                                                                          ==================

Composition of Net Assets:
Capital stock, at par ($.01) (Note 6)                                     $          304,468
Additional paid-in capital (Note 6)                                              295,387,131
Undistributed net investment income                                                9,586,864
Accumulated net realized losses                                                  (29,282,853)
Net unrealized depreciation                                                       (1,417,474)
                                                                          ------------------

Net assets applicable to capital stock outstanding                        $      274,578,136
                                                                          ==================

__________
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC
Statement of Operations
For the Year Ended May 31, 1999

--------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest                                                         $       24,675,951
                                                                          ------------------

Expenses:
         Investment advisory fee (Note 3)                                          1,401,344
         Administration fee (Note 3)                                                 423,822
         Insurance                                                                   147,599
         Custodian                                                                    82,925
         Directors' fees                                                              50,312
         Reports to shareholders                                                      35,370
         Registration                                                                 31,865
         Accounting and tax services                                                  29,155
         Transfer agency                                                              24,208
         Legal                                                                        14,014
         Miscellaneous                                                                34,097
                                                                            ----------------
                  Total operating expenses                                         2,274,711
         Interest expense (Note 5)                                                 6,470,208
                                                                            ----------------
                  Total expenses                                                   8,744,919
                                                                            ----------------
         Net investment income                                                    15,931,032
                                                                            ----------------

Realized and Unrealized Gains (Losses) on Investments (Note 2):
Net realized gains on investment transactions                                      5,714,302
Net change in unrealized appreciation on investments                              (9,706,080)
                                                                            ----------------

Net realized and unrealized loss on investment transactions                       (3,991,778)
                                                                            ----------------
Net increase in net assets resulting from operations                        $     11,939,254
                                                                            ================

__________
See notes to financial statements


------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC
Statements of Changes in Net Assets                                                        For the Year             For the Year
                                                                                              Ended                     Ended
                                                                                           May 31, 1999             May 31, 1998
------------------------------------------------------------------------------------------------------------------------------------


Increase in Net Assets Resulting from Operations:
     Net investment income                                                           $           15,931,032     $        17,214,656
     Net realized gains on investments, futures and options transactions                          5,714,302              16,054,451
     Net change in unrealized appreciation on investments                                        (9,706,080)              3,067,190
                                                                                     -----------------------   ---------------------
     Net increase in net assets resulting from operations                                        11,939,254              36,336,297
                                                                                     -----------------------   ---------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                      (14,531,118)            (15,068,145)
                                                                                     -----------------------   ---------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                                (3,689,785)            (23,762,315)
                                                                                     -----------------------   ---------------------

               Total decrease in net assets                                                      (6,281,649)             (2,494,163)

Net Assets:
     Beginning of year                                                                          280,859,785             283,353,948
                                                                                     -----------------------   ---------------------
     End of year (including undistributed net investment income
          of $9,586,864 and $8,127,825, respectively)                                $          274,578,136     $       280,859,785
                                                                                     =======================   =====================
__________
See notes to financial statements




--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended May 31, 1999

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
    Interest received (excluding net accretion of $2,055,854)                                            $               23,441,069
    Interest expense paid                                                                                                (6,501,944)
    Operating expenses paid                                                                                              (2,150,696)
    Purchase of short-term portfolio investments, net                                                                    (2,864,000)
    Purchase of long-term portfolio investments                                                                        (347,332,725)
    Proceeds from dispositions of long-term portfolio investments and
             principal paydowns                                                                                         371,392,196
                                                                                                        ----------------------------
    Net cash provided by operating activities                                                                            35,983,900
                                                                                                        ----------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Trust shares                                                                      (3,893,660)
    Net cash used for reverse repurchase agreements                                                                     (17,569,750)
    Cash dividends paid                                                                                                 (14,531,118)
                                                                                                        ----------------------------
    Net cash used for financing activities                                                                              (35,994,528)
                                                                                                        ----------------------------
Net decrease in cash                                                                                                        (10,628)
Cash at beginning of year                                                                                                    11,057
                                                                                                        ----------------------------
Cash at end of year                                                                                      $                      429
                                                                                                        ============================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                                     $               11,939,254
                                                                                                        ----------------------------
    Increase in investments                                                                                              (6,692,324)
    Decrease in net unrealized appreciation on investments                                                                9,706,080
    Decrease in interest receivable                                                                                         820,972
    Decrease in other assets                                                                                                 22,802
    Increase in payable for investments purchased                                                                        20,117,639
    Increase in other liabilities                                                                                            69,477
                                                                                                        ----------------------------
          Total adjustments                                                                                              24,044,646
                                                                                                        ----------------------------
Net cash provided by operating activities                                                                $               35,983,900
                                                                                                        ============================

See notes to financial statements


---------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC
Financial Highlights                      For the Year       For the Year     For the Year     For the Year      For the Year
                                             Ended              Ended            Ended            Ended             Ended
                                           May 31, 1999       May 31, 1998     May 31, 1997     May 31, 1996     May 31, 1995
---------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value
     beginning of year                  $         9.09    $          8.35   $         7.98   $         8.46   $         8.07
                                        ---------------   ----------------  ---------------  ---------------  ---------------
Net investment income                             0.52               0.56             0.60             0.58             0.67
Net realized and unrealized gain
     (loss) on investments, short sales,
     futures and options transactions            (0.13)              0.56             0.24            (0.54)            0.34
                                        ---------------   ----------------  ---------------  ---------------  ---------------
Net increase in net asset value
     resulting from operations                    0.39               1.12             0.84             0.04             1.01
Net effect of shares repurchased                  0.01               0.09             0.05             0.01             0.01
Dividends from net investment
     income                                      (0.47)             (0.47)           (0.52)           (0.53)           (0.63)
                                        ---------------   ----------------  ---------------  ---------------  ---------------
Net asset value, end of year            $         9.02    $          9.09   $         8.35   $         7.98   $         8.46
                                        ===============   ================  ===============  ===============  ===============
Market price, end of year               $        8.375    $          8.13   $         7.25   $        6.875   $         7.25
                                        ===============   ================  ===============  ===============  ===============

Total Investment Return +                        9.04%             18.93%           13.28%            2.11%            9.46%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000s)                $274,578           $280,860         $283,354         $286,035         $304,083
Operating expenses                               0.81%              0.83%            0.86%            0.93%            0.91%
Interest expense                                 2.31%              2.48%            2.47%            2.47%            2.29%
Total expenses                                   3.12%              3.31%            3.33%            3.40%            3.20%
Net investment income                            5.68%              6.09%            7.16%            6.89%            8.50%
Portfolio turnover rate                            88%                83%              35%              64%             356%



+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan
_____________
See notes to financial statements

________________________________________________________________________________
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
May 31, 1999
________________________________________________________________________________

1.  The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The  Trust's  investment  objectives  are to  provide  a high  level of  current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments : Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased : The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position

2.  Significant Accounting Policies (continued)

increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts : A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated  benefits  of the  financial  futures  contracts  and may  realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income : Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes : It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions : The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually.
Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information : The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements : The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

2.  Significant Accounting Policies (continued)

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the year ended May 31, 1999, the Advisor received $1,401,344 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended May 31, 1999, the Administrator received
$423,822 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended May 31, 1999 were $150,982,270 and $107,753,043, respectively. Purchases and sales of U.S. Government securities, for the year ended May 31, 1999 were $216,468,094 and $249,105,846, respectively. For purposes of this note, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at May 31, 1999 was $409,911,161 which was the same for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $1,417,474 (gross unrealized appreciation -- $2,705,208; gross unrealized depreciation --
$4,122,682). At May 31, 1999, the Trust had a capital loss carryforward of $25,795,449, of which $8,947,119 expires in 2002, $7,809,791 expires in 2003,
$4,415,068 expires in 2004 and $4,623,471 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

Capital Account Reclassification - For the year ended May 31, 1999, the Trust's undistributed net investment income and accumulated net realized loss were increased by $59,125 and $49,409, respectively, with an offsetting decrease in paid-in capital of $9,716. This adjustment was primarily the result of a paydown reclassification.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).

5.  Borrowings (continued)

The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1999, the Trust had the following reverse repurchase agreements outstanding:

                                                        Maturity in
                                                        Zero to 30 days
           Maturity Amount, including Interest Payable $115,529,097 Market Value of Assets Sold
              Under Agreements........                  $119,215,267
           Weighted Average Interest Rate                      4.94%

                 ----------------------------------------

The average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 1999 was approximately $121,343,945, at a weighted average interest rate of 5.33%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $135,894,000 as of October 14, 1998, which was 32.15% of total assets.

6.  Capital Stock

At May 31, 1999, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at May 31, 1999, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the year ended May 31, 1999 and year ended May 31, 1998, the Trust repurchased totals of 441,600 and 3,051,600 shares of its outstanding common stock at costs of $3,689,785 and $23,762,315 and average discounts of approximately 10.3% and 11.2% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at May 31, 1999.

There was no written option activity for the year ended May 31, 1999.

8.  Subsequent Events

The Trust's Board of Directors declared the following regular monthly dividends:

                 Dividend         Record       Payable
                 Per Share          Date         Date
                 $0.03958         6/15/99      6/24/99
                 $0.03542         7/20/99      7/29/99
                             ----------------


--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
Report of Independent Accountants
________________________________________________________________________________

To the Board of Directors and Shareholders of Hyperion 2002 Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2002 Term Trust, Inc. (the "Trust") at May 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

July 20, 1999

--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (May 31,
1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 1.11% of the Trust's distributions during the fiscal year ended May 31, 1999 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1998, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1999. Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.


--------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------

During the year ended May 31, 1999, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 13, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------- ------------------------ ------------------- ---------------------

                                                                                            Shares Voted         Shares Voted
                                                                                                For           Without Authority
--------------------------------------------------------------- ------------------------ ------------------- ---------------------

1.  To elect to the Trust's Board of Directors:                 Andrew M. Carter            26,849,960                439,066
                                                                Rodman L. Drake             26,880,599                408,428

--------------------------------------------------------------- ------------------------ ------------------- ---------------------

                                                                     Shares Voted           Shares Voted         Shares Voted
                                                                          For                 Against              Abstain
--------------------------------------------------------------- ------------------------ ------------------- ---------------------

2.  To select PricewaterhouseCoopers LLP as the Trust's
     independent accountants:                                               26,822,565         125,176                341,286



--------------------------------------------------------------------------------

                        YEAR 2000 CHALLENGE (unaudited)

--------------------------------------------------------------------------------


The Trust continues to review the current status of its exposure to the Year 2000 computer issue. The Trust does not own or directly use any computers in conducting its business. Instead, it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Trust. As is the case with other investment
companies  and  financial  and  business  organizations,   the  Trust  could  be
adversely affected if the computer systems used by the Trust's service providers do not properly address this problem prior to January 1, 2000.

The Trust's investment adviser has collected and assessed information regarding the Year 2000 preparations of each of the Trust's service providers. The Trust's investment adviser has been advised by each of the Trust's service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Trust has been informed that substantially all of its service providers will be compliant by the end of the Third Quarter of the calendar year of 1999. Based on this information, management of the Trust does not anticipate that the transition into the Year 2000 will have any material impact on the Trust's operations; however, management of the Trust will continue to monitor the situation. However, no assurance can be given that the Trust's service providers have anticipated every step necessary to avoid any adverse effect on the Trust attributable to the Year 2000.

________________________________________________________________________________

                           DIVIDEND REINVESTMENT PLAN
________________________________________________________________________________

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


INVESTMENT ADVISOR AND ADMINISTRATOR                                          CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.                                             STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                                                             225 Franklin Street
165 Broadway, 36th Floor                                                      Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:                                      INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                                                              PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                                                                1177 Avenue of the Americas
                                                                              New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department                                                 LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200                                             SULLIVAN & WORCESTER LLP
For Shareholder Services:                                                     1025 Connecticut Avenue, N.W.
(800) 426-5523                                                                Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trustmay purchase its shares in the open market at prevailing market prices.

________________________________________________________________________________

Officers & Directors
________________________________________________________________________________
Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

This Report is for shareholder information. This is not aprospectus intended for use in the purchase or sale of Trust shares.

     Hyperion 2002 Term Trust, Inc.
                One Liberty Plaza
         165 Broadway, 36th Floor
        New York, NY  10006-1404